This is filed pursuant to Rule 497(e).

AllianceBernstein International Premier Growth Fund, Inc.
File Nos. 333-41375 and 811-08527.

AllianceBernstein Worldwide Privatization Fund, Inc.
File Nos.  33-76598 and 811-08426.

AllianceBernstein New Europe Fund, Inc.
File Nos. 33-37848 and 811-6028.

           ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUNDS

       AllianceBernstein International Premier Growth Fund

          AllianceBernstein Worldwide Privatization Fund

                AllianceBernstein New Europe Fund

                            Prospectus

                         November 1, 2004


The AllianceBernstein International Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY.....................................................3

FEES AND EXPENSES OF THE FUNDS.........................................15

INVESTING IN THE FUNDS.................................................18

    How To Buy Shares..................................................18
    The Different Share Class Expenses.................................20
    Sales Charge Reduction Programs....................................23
    CDSC Waivers and Other Programs....................................26
    Special Distribution Arrangements for Group Retirement Plans.......27
    The "Pros" and "Cons" of Different Share Classes...................27
    Payments To Financial Advisors and Their Firms.....................28
    How To Exchange Shares.............................................31
    How To Sell or Redeem Shares.......................................31
    Frequent Purchases and Redemptions of Fund Shares..................32
    How The Funds Value Their Shares...................................35

GLOSSARY...............................................................37

DESCRIPTION OF THE FUNDS...............................................39

    Investment Objective and Principal Policies........................39
    Description of Additional Investment Practices.....................45
    Additional Risk Considerations.....................................56

MANAGEMENT OF THE FUNDS................................................61

DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................66

CONVERSION FEATURE.....................................................68

GENERAL INFORMATION....................................................69

FINANCIAL HIGHLIGHTS...................................................70

APPENDIX A - ADDITIONAL INFORMATION ABOUT..............................78
THE UNITED KINGDOM AND JAPAN

The Funds' investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

-----------------------------------------------------------------

                       RISK/RETURN SUMMARY

-----------------------------------------------------------------

     The following is a summary of certain key information about AllianceBernstein International Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


     The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

     More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

     The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

     A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
As with all investments, you may lose money by investing in the Funds.

AllianceBernstein International Premier Growth Fund

Objective:

     The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Principal Investment Strategies and Risks:

     The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

     Normally, the Fund invests in about 45-60 companies. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of companies than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Performance Table

Average Annual Total Returns*
(For the periods ended December 31, 2003)

                                                                    Since
                                           1 Year        5 Years    Inception**
                                           ------        -------    -----------

Class A***        Return Before Taxes      21.28%        -2.81%      -2.35%
                  Return After Taxes
                  on Distributions         21.24%        -3.01%      -2.53%
                  Return After Taxes
                  on Distributions and
                  Sale of Fund Shares      13.81%        -2.44%      -2.04%

Class B           Return Before Taxes      21.86%        -2.67%      -2.34%

Class C           Return Before Taxes      24.86%        -2.67%      -2.34%

Advisor Class     Return Before Taxes      27.03%        -1.68%      -1.36%

MSCI EAFE         (reflects no
Index             deduction for fees,
                  expenses, or taxes)      39.17%         0.26%       1.57%

MSCI EAFE         (reflects no
Growth Index      deduction for fees,
                  expenses, or taxes)      32.49%        -3.72%      -1.63%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for all Classes is 3/3/98.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

     The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2004, the year-to-date unannualized return for Class A shares was -0.91%.

[The following table was depicted as a bar chart in the printed material.]

n/a    n/a    n/a    n/a    n/a   47.21   -25.35   -20.17    -18.45     26.66
-----------------------------------------------------------------------------
94     95     96     97     98     99       00       01         02      03

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -21.26%, 3rd quarter, 2002.

AllianceBernstein Worldwide Privatization Fund

Objective:

     The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies and Risks:

     Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are under-going or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

     The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

Performance Table

Average Annual Total Returns*
(For the periods ended December 31, 2003)

                                                                    Since
                                                1 Year    5 Years   Inception**
                                                ------    -------   -----------

Class A***                Return Before Taxes    38.57%   4.43%     7.36%
                          Return After Taxes
                          on Distributions       38.83%   3.34%     5.54%
                          Return After Taxes
                          on Distributions and
                          Sale of Fund Shares    25.47%   3.32%     5.48%

Class B                   Return Before Taxes    39.50%   4.53%     7.19%

Class C                   Return Before Taxes    42.50%   4.53%     7.19%

Advisor Class             Return Before Taxes    45.53%   5.67%     8.17%

MSCI World                (reflects no
Index (minus the U.S.)    deduction for fees,
                          expenses, or taxes)    40.01%   0.77%     4.46%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A and Class B shares: 6/2/94 and for Class C shares: 2/8/95 and for Advisor Class shares:
     10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ration of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

     The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2004, the year-to-date unannualized return for Class A shares was 6.53%.

[The following table was depicted as a bar chart in the printed material.]

n/a    4.91   23.14  13.18  8.92   56.33  -25.33   -18.13    -6.22     44.72
-----------------------------------------------------------------------------
94     95     96     97     98     99       00       01         02      03

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

AllianceBernstein New Europe Fund

Objective:

     The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

Principal Investment Strategies and Risks:

     Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2004, the Fund had approximately 42% of its assets invested in securities of United Kingdom issuers.

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

Performance Table

Average Annual Total Returns*
(For the periods ended December 31, 2003)

                                                1 Year    5 Years    10 Years**
                                                ------    -------    ----------

Class A***                Return Before Taxes   25.23%     -2.69%    6.67%
                          Return After Taxes
                          on Distributions      25.23%     -3.31%    5.23%
                          Return After Taxes
                          on Distributions and
                          Sale of Fund Shares   16.40%     -2.44%    5.18%

Class B                   Return Before Taxes   25.78%     -2.64%    6.50%

Class C                   Return Before Taxes   28.79%     -2.61%    6.34%

Advisor Class             Return Before Taxes   31.04%     -1.67%    7.38%**

MSCI Europe Index         (reflects no
                          deduction for fees,
                          expenses, or taxes)   39.14%     -0.45%    9.09%

Solomon Smith Barney      (reflects no
Europe PMI Growth Index   deduction for fees,
                          expenses, or taxes)   36.43%     -2.84%    9.00%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2004, the year-to-date unannualized return for Class A shares was 0.68%.

[The following table was depicted as a bar chart in the printed material.]

4.64  18.63  20.58  16.83  24.99  26.13  -8.81   -22.15    -22.17   30.79
-----------------------------------------------------------------------------
94     95     96     97     98     99     00       01        02      03

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -25.84%, 3rd quarter, 2002.

Summary of Principal Risks
--------------------------

     The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

Market Risk

     This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein International Growth Funds are subject to market risk.

Foreign Risk

     This is the risk of investments in issuers located in foreign countries. All AllianceBernstein International Growth Funds are subject to this risk. Investments in foreign securities may experience more rapid and extreme changes in value than investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Currency Risk

     This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. The AllianceBernstein International Growth Funds invest in foreign securities, which are particularly subject to this risk.

Country or Geographic Risk

     This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Worldwide Privatization Fund and AllianceBernstein New Europe Fund.

Management Risk

     Each AllianceBernstein International Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended results.

Focused Portfolio Risk

     Funds, such as AllianceBernstein International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Principal Risks by Fund

     The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                        Country or                Focused
                         Market    Foreign   Currency   Geographic   Management  Portfolio
Fund                     Risk      Risk       Risk        Risk         Risk        Risk
----                     ----      ----       ----        ----         ----        ----
AllianceBernstein
International Premier     o          o          o                        o          o
Growth Fund
AllianceBernstein
Worldwide Privatization   o          o          o           o            o
Fund
AllianceBernstein New     o          o          o           o            o
Europe Fund

-----------------------------------------------------------------

                  FEES AND EXPENSES OF THE FUNDS

-----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                 Class A         Class B         Class C        Advisor
                                                  Shares         Shares          Shares         Class
                                                  ------         ------          ------         -----
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)     4.25%(a)       None            None            None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)          None           4.0%(a)*        1.0%(a)**       None

Exchange Fee                                      None           None            None            None

--------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Fund, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B Shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**   For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets) and EXAMPLES

     The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein International Premier Growth Fund

                        Operating Expenses
                        ------------------

                                                                     Advisor
                                 Class A    Class B      Class C     Class
                                 -------    -------      -------     -----

Management fees                    .75%       .75%          .75%     .75%
Distribution and/or service
(12b-1) fees                       .30%      1.00%         1.00%    None
Other expenses                    1.16%      1.26%         1.21%    1.13%
                                  -----      -----         -----    -----
Total fund operating
 expenses (a)                     2.21%      3.01%         2.96%    1.88%
                                  =====      =====         =====    =====

                                    Examples
                                    --------
                                                                         Advisor
                 Class A   Class B+   Class B++   Class C+   Class C++   Class
                 -------   --------   ---------   --------   ---------   ------

After 1 year      $  640    $  704    $  304      $  399     $  299      $  191
After 3 years     $1,087    $1,130    $  930      $  915     $  915      $  591
After 5 years     $1,559    $1,582    $1,582      $1,557     $1,557      $1,016
After 10 years    $2,861    $3,140    $3,140      $3,280     $3,280      $2,201

AllianceBernstein Worldwide Privatization Fund

                        Operating Expenses
                        ------------------

                                                                    Advisor
                                Class A       Class B      Class C   Class
                                -------       -------      -------   -----

Management fees                    .75%       .75%          .75%     .75%
Distribution and/or service
(12b-1) fees                       .30%      1.00%         1.00%     None
Other expenses                     .74%       .82%          .80%     .69%
                                   ----       ----          ----     ----
Total fund operating
  expenses (a)                    1.79%      2.57%         2.55%    1.44%
                                  =====      =====         =====    =====

                                    Examples
                                    --------
                                                                         Advisor
                 Class A   Class B+   Class B++   Class C+   Class C++   Class
                 -------   --------   ---------   --------   ---------   -------

After 1 year      $  599    $  660    $  260       $  358      $  258    $  147
After 3 years     $  964    $  999    $  799       $  794      $  794    $  456
After 5 years     $1,353    $1,365    $1,365       $1,355      $1,355    $  787
After 10 years    $2,441    $2,715    $2,715       $2,885      $2,885    $1,724

AllianceBernstein New Europe Fund

                        Operating Expenses
                        ------------------

                                                                    Advisor
                               Class A     Class B       Class C    Class
                               -------     -------       -------    -----

Management fees                    .75%       .75%          .75%     .75%
Distribution and/or service
(12b-1) fees                       .30%      1.00%         1.00%    None
Other expenses                    1.06%      1.15%         1.10%    1.06%
                                 -----      -----         -----    -----
Total fund operating
   expenses (a)                   2.11%      2.90%         2.85%    1.81%
                                 =====      =====         =====     =====

                                    Examples
                                    --------
                                                                         Advisor
                 Class A   Class B+   Class B++   Class C+   Class C++   Class
                 -------   --------   ---------   --------   ---------   -------

After 1 year     $  630    $  693       $  293     $  388      $  288    $  184
After 3 years    $1,058    $1,098       $  898     $  883      $  883    $  569
After 5 years    $1,511    $1,528       $1,528     $1,504      $1,504    $  980
After 10 years   $2,763    $3,037       $3,037     $3,176      $3,176    $2,127

--------

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

-----------------------------------------------------------------

                      INVESTING IN THE FUNDS

-----------------------------------------------------------------

     This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

     Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

     You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums
-------------------------------

Minimums:*

--Initial:                                       $2,500
--Subsequent:                                    $   50
--Automatic Investment
    Program (monthly):                           $  200

*These purchase minimums may not apply to some retirement-related investment programs. Please see "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $200 monthly minimum.

     The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Please see a Fund's SAI for more details.

Maximum Individual Purchase Amount:

--Class A shares                                  None
--Class B shares                              $  100,000
--Class C shares                              $1,000,000

     Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

     If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

     Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans

     Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

     o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

     o    SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

     o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;

     o    AllianceBernstein-sponsored Coverdell Education Savings
          Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

     o    AllianceBernstein-sponsored group retirement plans;

     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein Simple IRA plans; and

     o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

     Class B shares are generally not available to group retirement plans; however, group retirement plans that selected
Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

     Class C shares are available to:

     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees;
          and

     o group retirement plans with plan assets of less than $1,000,000.

Required Information

     A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

     A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

     ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                    WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of the Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule
12b-1) Fees

     Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                 Distribution and/or Service
                             (Rule 12b-1) Fee (as a Percentage of
                             Aggregate Average Daily Net Assets)
                             -----------------------------------

     Class A                                 .30%
     Class B                                1.00%
     Class C                                1.00%
     Advisor Class                           None

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative

     You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares--Deferred Sales Charge Alternative

     You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

      Year Since Purchase            CDSC
      -------------------            ----

      First                          4.0%
      Second                         3.0%
      Third                          2.0%
      Fourth                         1.0%
      Fifth and thereafter           None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

     Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

     You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

     Class C shares do not convert to any other class of shares of the Fund.

                   HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares--Fee Based Program Alternative

     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

     This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

     Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Individual Investors - U.S." and then "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records

     In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

     o all of the shareholder's accounts at the Funds or a financial intermediary;

     o any account of the shareholder at another financial intermediary; and

     o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                   You Can Reduce Sales Charges
                    When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Fund

     The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

     Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

         The sales charge schedule of Class A share Quantity
Discounts is as follows:

                       Initial Sales Charge

                                          as % of Net         as % of

         Amount Purchased                 Amount Invested     Offering Price
         Up to $100,000.................       4.44%             4.25%
         $100,000 up to
         $250,000.......................       3.36              3.25
         $250,000 up to
         $500,000.......................       2.30              2.25
         $500,000 up to
         $1,000,000.....................       1.78              1.75
         $1,000,000 and above...........       0.00              0.00

Rights of Accumulation

     To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

     A shareholder may qualify for a Quantity Discount by
combining purchases of shares of a Fund into a single "purchase."
A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

     o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain
          CollegeBoundfund accounts;

     o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

     o    the employee benefit plans of a single employer; or

     o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

     An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

     Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV

     The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

    o    all AllianceBernstein-sponsored group retirement plans;

     o    group retirement plans;

     o    AllianceBernstein Link, AllianceBernstein Individual
          401(k), and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees;

     o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional
          Investment Management division;

     o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

     o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

     o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

             Here Are Some Ways To Avoid Or Minimize
                      Charges On Redemption

CDSC Waivers

     The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

     o    permitted exchanges of shares;

     o    following the death or disability of a shareholder;

     o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

     Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

     A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Reinstatement Privilege

     A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

     The Funds offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS
FOR GROUP RETIREMENT PLANS

     Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Fund's SAI. The Plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

     Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

     The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

     Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

     Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

     Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See
"Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans

     Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other

     A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

     You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

     Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-    upfront sales commissions
-    12b-1 fees
-    additional distribution support
-    defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2004 ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20,000,000. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund - Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" in the Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         A.G. Edwards
         AIG SunAmerica
         American Express Financial Advisors
         AXA Advisors
         Banc of America
         Bank One Securities Corp.
         Charles Schwab
         Citicorp Investment Services
         Chase Investment Services
         Citigroup Global Markets
         Commonwealth Financial
         ING Advisors Network
         Legg Mason
         Linsco Private Ledger
         Merrill Lynch
         Morgan Stanley
         National Financial
         NPH Holdings
         Oppenheimer
         Piper Jaffray
         Raymond James
         RBC Dain Rauscher
         Securities America
         UBS Financial
         Wachovia Securities
         Wells Fargo
         WM Financial

     Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

     You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or other Financial Advisor

     Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail

- Send a signed letter of instruction or stock power, along with certificates, to:

                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003

-    For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                     8000 IH 10 W, 4th floor
                      San Antonio, TX 78230

- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

- AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's
     NAV, less any applicable CDSC.

- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Frequent Purchases and Redemptions Of Fund Shares

     Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     A Fund that invests in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

     Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Funds will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

     Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

     The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

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                             GLOSSARY

-----------------------------------------------------------------

This Prospectus uses the following terms.

Types of Securities
-------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets at more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule
144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of Companies
------------------

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and (iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a European company, non-U.S. company or international company are considered to be issued by a U.S. company.

Rating Agencies and Indexes
---------------------------

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit
Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other
-----

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

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                     DESCRIPTION OF THE FUNDS

-----------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional
          Investment Practices following this section.

     o The description of the principal risks for a Fund may include risks described in the Risk/Return Summary above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of each Fund's strategies, investments and risks may be found in the Fund's SAI.

     o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote and, (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies

     The AllianceBernstein International Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

     AllianceBernstein International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected inter-national companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

     In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 45-60 companies will be represented in the Fund's portfolio. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

     Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

     In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

     The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

     In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

     The Fund also may:

     o invest up to 20% of its total assets in convertible securities;

     o invest up to 20% of its total assets in rights or warrants;

     o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

     o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts for hedging purposes;

     o purchase and write put and call options on foreign currencies for hedging purposes;

     o    purchase or sell forward contracts;

     o    enter into standby commitment agreements;

     o    enter into forward commitments;

     o    enter into currency swaps for hedging purposes;

     o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

     o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

     o make secured loans of portfolio securities of up to 30% of its total assets; and

     o enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

     AllianceBernstein Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

     The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

     Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

     A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

     The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

     The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

     The Fund also may:

     o invest up to 20% of its total assets in rights or warrants;

     o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

     o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

     o purchase and write put and call options on foreign currencies for hedging purposes;

     o    purchase or sell forward contracts;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    enter into currency swaps for hedging purposes;

     o make short sales of securities or maintain a short position;

     o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

     o make secured loans of portfolio securities of up to 30% of its total assets; and

     o enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN NEW EUROPE FUND

     AllianceBernstein New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

     The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

     In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund, but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

     Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustain-able advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

     The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

     The Fund also may:

     o invest up to 20% of its total assets in rights or warrants;

     o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supra-national issuers), and "semi-governmental securities";

     o    purchase and sell forward contracts;

     o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

     o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

     o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

     o    enter into forward commitments;

     o    enter into standby commitment agreements; and

     o make secured loans of portfolio securities of up to 30% of its total assets.

     The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Description of Additional Investment Practices

     This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

     Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

     Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

     o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the under-lying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an under-lying asset, rate or index).

     o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an under-lying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

     o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an under-lying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

     o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

     While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

     Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

     Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

     A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. AllianceBernstein New Europe Fund will not enter into a forward currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts.

     AllianceBernstein New Europe Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions.

     Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

     No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of AllianceBernstein International Premier Growth Fund 100% of its total assets.

     Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the under-lying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

     o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

     o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

     Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

     The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

     Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

     Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

     The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by a Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for AllianceBernstein New Europe Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

     A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities

     Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise owner-ship rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

     Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

     Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Worldwide Privatization Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

     Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security under-lying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein New Europe Fund and 50% with respect to AllianceBernstein International Premier Growth Fund and AllianceBernstein Worldwide Privatization Fund of the Fund's assets at the time of making the commitment.

     There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

     Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign govern-mental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

     Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein International Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.

Additional Risk Considerations

     Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

     Currency Considerations. A substantial portion or all of the assets of a Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

     A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be avail-able to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

     AllianceBernstein New Europe Fund may invest substantial amounts of its assets in United Kingdom issuers. Please refer to Appendix A for a discussion of risks associated with investments in this country.

     Investment in Privatized Enterprises by AllianceBernstein Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

     Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

     Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. AllianceBernstein New Europe Fund will emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

     U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

     Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

     Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years in the case of each Fund that invests in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

     Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

     Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

     In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

     Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

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                     MANAGEMENT OF THE FUNDS

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Investment Adviser

     Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2004 totaling approximately $481 billion (of which approximately $164 billion represented assets of investment companies). As of June 30, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
6.9 million shareholder accounts.

     Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                        Fee as a
                                                      percentage of
                                                      average daily   Fiscal
Fund                                                    net assets    Year End
----                                                  -------------   --------

AllianceBernstein International Premier Growth Fund        .78%       7/31/04
AllianceBernstein Worldwide Privatization Fund             .87%       6/30/04
AllianceBernstein New Europe Fund                          .88%       7/31/04

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Portfolio Managers

     The day-to-day management of and investment decisions for the AllianceBernstein International Premier Growth Fund's portfolio are made by the Adviser's International Large Cap Growth Portfolio Oversight Group, which is responsible for management of all of the Adviser's International Large Cap Growth accounts. The International Large Cap Growth Portfolio Oversight Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

     The day-to-day management of and investment decisions for the AllianceBernstein Worldwide Privatization Fund's portfolio are made by the Adviser's Global Emerging Growth Research Group, which is responsible for management of all of the Adviser's Emerging Growth accounts. The Global Emerging Growth Research Group Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's dedicated emerging growth accounts, Mr. Edward Baker III, Senior Vice President of ACMC and Mr. Michael Levy, Vice President, Special Equity Portfolios of ACMC, members of the Adviser's Global Emerging Growth Research Group Investment Team, are primarily responsible for day-to-day management of, and have oversight and trading responsibilities for, the Fund's portfolio.

     The day-to-day management of and investment decisions for the AllianceBernstein New Europe Fund's portfolio are made by the Adviser's International Large Cap Growth Portfolio Oversight Group, which is responsible for management of all of the Adviser's International Growth and European Growth accounts. The International Large Cap Growth Investment Portfolio Oversight Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's International Growth and European Growth accounts, Mr. Stephen Beinhacker, Senior Vice President of ACMC and Mr. James Pang, Vice President of ACMC, members of the Adviser's International Large Cap Growth Investment Team, are primarily responsible for day-to-day management of, and have oversight and trading responsibilities for, the Fund's portfolio.

     The Funds' SAIs have more detailed information about
Alliance and other Fund service providers.

Legal Proceedings

     As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

     On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

     In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein International Growth Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

     The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein International Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

     On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein International Growth Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

     Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein International Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.

     As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

     Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

     On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein International Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

     Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin
Complaint were filed against Alliance and certain other defendants, and others may be filed.

     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein International Growth Funds' shares or other adverse consequences to the AllianceBernstein International Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.


Transfer Agency and Retirement Plan Service

     AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

     Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

     While it is the intention of each Fund to distribute to its share-holders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

     You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.

     Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

     If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

-----------------------------------------------------------------

                        CONVERSION FEATURE

-----------------------------------------------------------------

     As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

     Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

     Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-----------------------------------------------------------------

                       FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

     The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein International Premier Growth and AllianceBernstein Worldwide Privatization Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein New Europe Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                         Income from Investment Operations               Less Dividends and Distributions
                                       -------------------------------------   -----------------------------------------------------
                                                    Net Gains
                                                    or Losses
                                                    on
                                                    Investments                             Distributions
                           Net Asset   Net          (both                      Dividends    in Excess       Tax       Distributions
                           value,      Investment   realized      Total from   from Net     of Net          Return    from
                           Beginning   Income       and           Investment   Investment   Investment      of        Capital
Fiscal Year or Period      of Period   (Loss)(a)    unrealized)   Operations   Income       Income          Capital   Gains
---------------------      ---------   ---------    -----------   ----------   ----------   ----------      -------   -----
AllianceBernstein
International Premier
Growth Fund

Class A

Year ended 7/31/04 .....      $ 7.54    $(.07)(b)   $ 1.03          $  .96     $0.00           $0.00        $0.00     $0.00
12/31/02 to 7/31/03+ ...        7.31     (.03)(c)      .26             .23      0.00            0.00         0.00      0.00
Year ended 11/30/02 ....        8.36     (.09)        (.96)          (1.05)     0.00            0.00         0.00      0.00
Year ended 11/30/01 ....       10.50     (.10)       (2.04)          (2.14)     0.00            0.00         0.00      0.00
Year ended 11/30/00 ....       13.22     (.14)       (2.14)          (2.28)     0.00            0.00         0.00      (.44)
Year ended 11/30/99 ....        9.63     (.15)(c)     3.74            3.59      0.00            0.00         0.00      0.00

Class B

Year ended 7/31/04 .....      $ 7.25    $(.13)(b)   $  .98          $  .85     $0.00           $0.00        $0.00     $0.00
12/31/02 to 7/31/03+ ...        7.06     (.06)(c)      .25             .19      0.00            0.00         0.00      0.00
Year ended 11/30/02 ....        8.12     (.14)(c)     (.92)          (1.06)     0.00            0.00         0.00      0.00
Year ended 11/30/01 ....       10.29     (.17)       (2.00)          (2.17)     0.00            0.00         0.00      0.00
Year ended 11/30/00 ....       13.05     (.23)       (2.09)          (2.32)     0.00            0.00         0.00      (.44)
Year ended 11/30/99 ....        9.58     (.22)(c)     3.69            3.47      0.00            0.00         0.00      0.00

Class C

Year ended 7/31/04 .....      $ 7.25    $(.13)(b)   $  .98          $  .85     $0.00           $0.00        $0.00     $0.00
12/31/02 to 7/31/03+ ...        7.06     (.06)(c)      .25             .19      0.00            0.00         0.00      0.00
Year ended 11/30/02 ....        8.13     (.14)(c)     (.93)          (1.07)     0.00            0.00         0.00      0.00
Year ended 11/30/01 ....       10.29     (.16)       (2.00)          (2.16)     0.00            0.00         0.00      0.00
Year ended 11/30/00 ....       13.05     (.23)       (2.09)          (2.32)     0.00            0.00         0.00      (.44)
Year ended 11/30/99 ....        9.57     (.22)(c)     3.70            3.48      0.00            0.00         0.00      0.00

Advisor Class

Year ended 7/31/04 .....      $ 7.66    $(.03)(b)   $ 1.02          $  .99     $0.00           $0.00        $0.00     $0.00
12/31/02 to 7/31/03+ ...        7.41     (.01)(c)      .26             .25      0.00            0.00         0.00      0.00
Year ended 11/30/02 ....        8.44     (.07)        (.96)          (1.03)     0.00            0.00         0.00      0.00
Year ended 11/30/01 ....       10.58     (.07)       (2.07)          (2.14)     0.00            0.00         0.00      0.00
Year ended 11/30/00 ....       13.27     (.09)       (2.16)          (2.25)     0.00            0.00         0.00      (.44)
Year ended 11/30/99 ....        9.64     (.12)(c)     3.75            3.63      0.00            0.00         0.00      0.00


                                 Less Distributions                                              Ratios/Supplemental Data
                                 ------------------                                              ------------------------
                                                                                      Net        Ratio of    Ratio of
                                                                                      Assets,    Expenses    Net Income
                                            Total                                     End of     to          (Loss) to
                            Distributions   Dividends       Net Asset                 Period     Average     Average     Portfolio
                            in Excess of    and             Value, End   Total        (000's     Net         Net         Turnover
Fiscal Year or Period       Capital Gains   Distributions   of Period    Return (d)   omitted)   Assets      Assets      Rate
---------------------       -------------   -------------   ---------    ----------   --------   -------     ------      ---------
Class A

Year ended 7/31/04 .....    $0.00                $0.00      $8.50           12.73%    $22,001    2.23%(e)     (.81)%(b)    84%
12/31/02 to 7/31/03+ ...     0.00                 0.00       7.54            3.15      23,851    2.50*(e)     (.68)*(c)    56
Year ended 11/30/02 ....     0.00                 0.00       7.31          (12.56)     27,456    2.47        (1.17)        75
Year ended 11/30/01 ....     0.00                 0.00       8.36          (20.38)     40,555    2.17        (1.06)       171
Year ended 11/30/00 ....     0.00                 (.44)     10.50          (17.88)     60,330    1.95        (1.07)       111
Year ended 11/30/99 ....     0.00                 0.00      13.22           37.28      12,851    2.51(e)(f)  (1.34)(c)    107

Class B

Year ended 7/31/04 .....    $0.00                $0.00      $8.10           11.72%    $38,430    2.99%(e)    (1.57)%(b)    84%
12/31/02 to 7/31/03+ ...     0.00                 0.00       7.25            2.69      45,815    3.20*(e)    (1.38)*(c)    56
Year ended 11/30/02 ....     0.00                 0.00       7.06          (13.05)     52,744    3.20(e)     (1.88)(c)     75
Year ended 11/30/01 ....     0.00                 0.00       8.12          (21.09)     80,353    2.92        (1.84)       171
Year ended 11/30/00 ....     0.00                 (.44)     10.29          (18.44)    122,503    2.67        (1.79)       111
Year ended 11/30/99 ....     0.00                 0.00      13.05           36.22      28,678    3.21(e)(f)  (2.07)(c)    107

Class C

Year ended 7/31/04 .....    $0.00                $0.00      $8.10           11.72%    $12,417    2.97%(e)    (1.54)%(b)    84%
12/31/02 to 7/31/03+ ...     0.00                 0.00       7.25            2.69      15,257    3.20*(e)    (1.37)*(c)    56
Year ended 11/30/02 ....     0.00                 0.00       7.06          (13.16)     17,942    3.20(e)     (1.90)(c)     75
Year ended 11/30/01 ....     0.00                 0.00       8.13          (20.99)     28,990    2.88        (1.80)       171
Year ended 11/30/00 ....     0.00                 (.44)     10.29          (18.44)     46,894    2.66        (1.79)       111
Year ended 11/31/99 ....     0.00                 0.00      13.05           36.36       9,235    3.21(e)(f)  (2.06)(c)    107

Advisor Class

Year ended 7/31/04 .....    $0.00                $0.00      $8.65           12.92%    $14,407    1.90%(e)     (.37)%(b)    84%
12/31/02 to 7/31/03+ ...     0.00                 0.00       7.66            3.37      12,629    2.20*(e)     (.32)*(c)    56
Year ended 11/30/02 ....     0.00                 0.00       7.41          (12.20)     11,437    2.18         (.85)        75
Year ended 11/30/01 ....     0.00                 0.00       8.44          (20.23)     14,116    1.86         (.78)       171
Year ended 11/30/00 ....     0.00                 (.44)     10.58          (17.57)     18,800    1.61         (.68)       111
Year ended 11/30/99 ....     0.00                 0.00      13.27           37.66       2,386    2.21(e)(f)  (1.06)(c)    107


                                         Income from Investment Operations               Less Dividends and Distributions
                                       -------------------------------------   -----------------------------------------------------
                                                    Net Gains
                                                    or Losses
                                                    on
                                                    Investments                             Distributions
                           Net Asset   Net          (both                      Dividends    in Excess       Tax       Distributions
                           value,      Investment   realized      Total from   from Net     of Net          Return    from
                           Beginning   Income       and           Investment   Investment   Investment      of        Capital
Fiscal Year or Period      of Period   (Loss)(a)    unrealized)   Operations   Income       Income          Capital   Gains
---------------------      ---------   ---------    -----------   ----------   ----------   ----------      -------   -----
AllianceBernstein
Worldwide
Privatization Fund

Class A

Year ended 6/30/04 .....      $ 8.38    $ .05(b)    $ 2.76          $ 2.81     $(.04)          $0.00        $0.00     $0.00
Year ended 6/30/03 .....        8.19      .02          .17             .19      0.00            0.00         0.00      0.00
Year ended 6/30/02 .....        8.76     (.03)        (.54)           (.57)     0.00            0.00         0.00      0.00
Year ended 6/30/01 .....       13.57      .02        (3.45)          (3.43)     0.00            0.00         0.00     (1.37)
Year ended 6/30/00 .....       11.84     (.04)        2.83            2.79      0.00            0.00         0.00     (1.06)

Class B

Year ended 6/30/04 .....      $ 7.84    $(.03)(b)   $ 2.57          $ 2.54     $0.00           $0.00        $0.00     $0.00
Year ended 6/30/03 .....        7.72     (.04)         .16             .12      0.00            0.00         0.00      0.00
Year ended 6/30/02 .....        8.32     (.09)        (.51)           (.60)     0.00            0.00         0.00      0.00
Year ended 6/30/01 .....       13.06     (.07)       (3.29)          (3.36)     0.00            0.00         0.00     (1.37)
Year ended 6/30/00 .....       11.50     (.13)        2.75            2.62      0.00            0.00         0.00     (1.06)

Class C

Year ended 6/30/04 .....      $ 7.84    $(.02)(b)   $ 2.56          $ 2.54     $0.00           $0.00        $0.00     $0.00
Year ended 6/30/03 .....        7.72     (.04)         .16             .12      0.00            0.00         0.00      0.00
Year ended 6/30/02 .....        8.32     (.09)        (.51)           (.60)     0.00            0.00         0.00      0.00
Year ended 6/30/01 .....       13.05     (.06)       (3.29)          (3.35)     0.00            0.00         0.00     (1.37)
Year ended 6/30/00 .....       11.50     (.12)        2.73            2.61      0.00            0.00         0.00     (1.06)

Advisor Class

Year ended 6/30/04 .....      $ 8.44    $ .13(b)    $ 2.72          $ 2.85     $(.07)          $0.00        $0.00     $0.00
Year ended 6/30/03 .....        8.21      .06          .17             .23      0.00            0.00         0.00      0.00
Year ended 6/30/02 .....        8.76     (.01)        (.54)           (.55)     0.00            0.00         0.00      0.00
Year ended 6/30/01 .....       13.53      .04        (3.43)          (3.39)     0.00            0.00         0.00     (1.37)
Year ended 6/30/00 .....       11.77     0.00         2.82            2.82      0.00            0.00         0.00     (1.06)


                                 Less Distributions                                              Ratios/Supplemental Data
                                 ------------------                                              ------------------------
                                                                                      Net        Ratio of    Ratio of
                                                                                      Assets,    Expenses    Net Income
                                            Total                                     End of     to          (Loss) to
                            Distributions   Dividends       Net Asset                 Period     Average     Average     Portfolio
                            in Excess of    and             Value, End   Total        (000's     Net         Net         Turnover
Fiscal Year or Period       Capital Gains   Distributions   of Period    Return (d)   omitted)   Assets      Assets      Rate
---------------------       -------------   -------------   ---------    ----------   --------   -------     ------      ---------
Class A

Year ended 6/30/04 .....    $0.00                $  (.04)   $11.15          33.57%     $202,899  1.89%(e)      .49%(b)    50%
Year ended 6/30/03 .....     0.00                   0.00      8.38           2.32       163,406  2.29          .23        29
Year ended 6/30/02 .....     0.00                   0.00      8.19          (6.51)      183,160  2.10         (.40)       43
Year ended 6/30/01 .....     (.01)                 (1.38)     8.76         (26.81)      245,873  1.81          .14        42
Year ended 6/30/00 .....     0.00                  (1.06)    13.57          24.26       394,665  1.74(f)      (.31)       67

Class B

Year ended 6/30/04 .....    $0.00                 $ 0.00    $10.38          32.40%      $56,959  2.67%(e)     (.30)%(b)   50%
Year ended 6/30/03 .....     0.00                   0.00      7.84           1.55        48,183  3.08         (.61)       29
Year ended 6/30/02 .....     0.00                   0.00      7.72          (7.21)       65,724  2.89        (1.19)       43
Year ended 6/30/01 .....     (.01)                 (1.38)     8.32         (27.37)       92,446  2.56         (.64)       42
Year ended 6/30/00 .....     0.00                  (1.06)    13.06          23.45       160,847  2.47(f)     (1.02)       67

Class C

Year ended 6/30/04 .....    $0.00                 $ 0.00    $10.38          32.40%      $16,005  2.65%(e)     (.26)%(b)   50%
Year ended 6/30/03 .....     0.00                   0.00      7.84           1.55        12,092  3.06         (.57)       29
Year ended 6/30/02 .....     0.00                   0.00      7.72          (7.21)       15,541  2.85        (1.18)       43
Year ended 6/30/01 .....     (.01)                 (1.38)     8.32         (27.30)       23,976  2.56         (.62)       42
Year ended 6/30/00 .....     0.00                  (1.06)    13.05          23.37        39,598  2.44(f)      (.94)       67

Advisor Class

Year ended 6/30/04 .....    $0.00                $  (.07)   $11.22          33.81%       $2,817  1.54%(e)     1.29%(b)    50%
Year ended 6/30/03 .....     0.00                   0.00      8.44           2.80           744  1.98          .74        29
Year ended 6/30/02 .....     0.00                   0.00      8.21          (6.28)          808  1.80         (.18)       43
Year ended 6/30/01 .....     (.01)                 (1.38)     8.76         (26.58)        1,343  1.50          .38        42
Year ended 6/30/00 .....     0.00                  (1.06)    13.53          24.68         2,506  1.43(f)       .01        67


                                         Income from Investment Operations               Less Dividends and Distributions
                                       -------------------------------------   -----------------------------------------------------
                                                    Net Gains
                                                    or Losses
                                                    on
                                                    Investments                             Distributions
                           Net Asset   Net          (both                      Dividends    in Excess       Tax       Distributions
                           value,      Investment   realized      Total from   from Net     of Net          Return    from
                           Beginning   Income       and           Investment   Investment   Investment      of        Capital
Fiscal Year or Period      of Period   (Loss)(a)    unrealized)   Operations   Income       Income          Capital   Gains
---------------------      ---------   ---------    -----------   ----------   ----------   ----------      -------   -----

AllianceBernstein
New Europe Fund

Class A

Year ended 7/31/04 .....      $ 12.34   $(.03)(b)   $ 2.05          $ 2.02     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        11.84    (.06)         .56             .50      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        14.62    (.08)       (2.70)          (2.78)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....        21.11    (.04)       (4.82)          (4.86)     0.00            0.00         0.00     (1.50)
Year ended 7/31/00 .....        18.57    (.10)        3.55            3.45      0.00            0.00         0.00      (.91)

Class B

Year ended 7/31/04 .....      $ 11.05   $(.13)(b)   $ 1.84          $ 1.71     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        10.71    (.14)         .48             .34      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        13.33    (.18)       (2.44)          (2.62)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....        19.56    (.16)       (4.44)          (4.60)     0.00            0.00         0.00     (1.50)
Year ended 7/31/00 .....        17.39    (.23)        3.31            3.08      0.00            0.00         0.00      (.91)

Class C

Year ended 7/31/04 .....      $ 11.08   $(.13)(b)   $ 1.86          $ 1.73     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        10.73    (.14)         .49             .35      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        13.35    (.17)       (2.45)          (2.62)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....        19.58    (.15)       (4.45)          (4.60)     0.00            0.00         0.00     (1.50)
Year ended 7/31/00 .....        17.41    (.23)        3.31            3.08      0.00            0.00         0.00      (.91)

Advisor Class

Year ended 7/31/04 .....      $ 12.42   $ .01(b)    $ 2.08          $ 2.09     $0.00           $0.00        $0.00     $0.00
Year ended 7/31/03 .....        11.91    (.04)         .55             .51      0.00            0.00         0.00      0.00
Year ended 7/31/02 .....        14.68    (.05)       (2.72)          (2.77)     0.00            0.00         0.00      0.00
Year ended 7/31/01 .....        21.18    0.00        (4.87)          (4.87)     0.00            0.00         0.00     (1.50)
Year ended 7/31/00 .....        18.58    (.01)        3.52            3.51      0.00            0.00         0.00      (.91)


                                 Less Distributions                                              Ratios/Supplemental Data
                                 ------------------                                              ------------------------
                                                                                      Net        Ratio of    Ratio of
                                                                                      Assets,    Expenses    Net Income
                                            Total                                     End of     to          (Loss) to
                            Distributions   Dividends       Net Asset                 Period     Average     Average     Portfolio
                            in Excess of    and             Value, End   Total        (000's     Net         Net         Turnover
Fiscal Year or Period       Capital Gains   Distributions   of Period    Return (d)   omitted)   Assets      Assets      Rate
---------------------       -------------   -------------   ---------    ----------   --------   -------     ------      ---------
Class A

Year ended 7/31/04 ......   $0.00                $0.00      $14.36          16.37%    $66,253    2.21%(e)     (.23)%(b)    78%
Year ended 7/31/03 ......    0.00                 0.00       12.34           4.22      70,339    2.54         (.57)        63
Year ended 7/31/02 ......    0.00                 0.00       11.84         (19.02)     81,213    2.10         (.60)        63
Year ended 7/31/01 ......    (.13)               (1.63)      14.62         (24.45)    125,402    1.79         (.23)        84
Year ended 7/31/00 ......    0.00                 (.91)      21.11          18.89     170,815    1.65(f)      (.46)       103

Class B

Year ended 7/31/04 ......   $0.00                $0.00      $12.76          15.48%    $49,465    3.00%(e)    (1.07)%(b)    78%
Year ended 7/31/03 ......    0.00                 0.00       11.05           3.18      57,859    3.35        (1.38)        63
Year ended 7/31/02 ......    0.00                 0.00       10.71         (19.66)     73,986    2.88        (1.41)        63
Year ended 7/31/01 ......    (.13)               (1.63)      13.33         (25.10)    121,639    2.54         (.98)        84
Year ended 7/31/00 ......    0.00                 (.91)      19.56          18.01     181,285    2.38(f)     (1.18)       103

Class C

Year ended 7/31/04 ......   $0.00                $0.00      $12.81          15.61%    $14,960    2.95%(e)    (1.01)%(b)    78%
Year ended 7/31/03 ......    0.00                 0.00       11.08           3.26      19,024    3.27        (1.33)        63
Year ended 7/31/02 ......    0.00                 0.00       10.73         (19.63)     24,924    2.84        (1.36)        63
Year ended 7/31/01 ......    (.13)               (1.63)      13.35         (25.07)     41,203    2.51         (.95)        84
Year ended 7/31/00 ......    0.00                 (.91)      19.58          17.99      60,984    2.36(f)     (1.18)       103

Advisor Class

Year ended 7/31/04 ......   $0.00                $0.00      $14.51          16.83%     $2,978    1.92%(e)      .09%(b)     78%
Year ended 7/31/03 ......    0.00                 0.00       12.42           4.28       3,289    2.25         (.33)        63
Year ended 7/31/02 ......    0.00                 0.00       11.91         (18.87)      4,610    1.80         (.36)        63
Year ended 7/31/01 ......    (.13)               (1.63)      14.68         (24.42)      5,729    1.48          .02         84
Year ended 7/31/00 ......    0.00                 (.91)      21.18          19.21       9,196    1.34(f)      (.06)       103


--------
+    Change in fiscal year end.
*    Annualized.
(a)  Based on average shares outstanding.

(b) Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(c)  Net of fee waiver and expense reimbursement by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(e) Net of expenses assumed and/or waived/reimbursed. If the Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below would have been as follows:


                        1999    2000   2001   2002      2003   2004
                        ----    ----   ----   ----    ------   ----
AllianceBernstein
International Premier
Growth Fund
Class A                 3.26%     --     --     --    2.99%*   2.46%
Class B                 3.93%     --     --   3.25%   3.79%*   3.26%
Class C                 3.92%     --     --   3.20%   3.73%*   3.21%
Advisor Class           2.96%     --     --     --    2.70%*   2.13%


                                2000   2001   2002      2003   2004
                                ----   ----   ----      ----   ----
AllianceBernstein
Worldwide
Privatization Fund
Class A                           --     --     --        --   2.04%
Class B                           --     --     --        --   2.82%
Class C                           --     --     --        --   2.80%
Advisor Class                     --     --     --        --   1.69%



                                2000   2001   2002      2003   2004
                                ----   ----   ----      ----   ----
AllianceBernstein New
Europe Fund
Class A                           --     --     --        --   2.41%
Class B                           --     --     --        --   3.20%
Class C                           --     --     --        --   3.15%
Advisor Class                     --     --     --        --   2.11%

(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (e) above, would have been as follows:

                        1999
                        ----
AllianceBernstein
International Premier
Growth Fund
Class A                 2.50%
Class B                 3.20%
Class C                 3.20%
Advisor Class           2.20%

                                2000
                                ----
AllianceBernstein
Worldwide
Privatization Fund
Class A                         1.73%
Class B                         2.46%
Class C                         2.43%
Advisor Class                   1.42%

                                2000
                                ----
AllianceBernstein New
Europe Fund
Class A                         1.64%
Class B                         2.36%
Class C                         2.35%
Advisor Class                   1.33%

                            APPENDIX A
                            ----------

The following is additional information about the United Kingdom and Japan.

     Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and A63 in 2003.

     The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6663.80 in May 1999. Thereafter, the FT-SE 106 index declined each year until 2003, when it closed at 4476.90 at year-end, up approximately 15% from the end of 2002. On September 30, 2004 the FT-SE 100 index closed at 4570.80.

     The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the
Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

     From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 409 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of AllianceBernstein New Europe Fund.

     Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end. The Japanese yen has strengthened since then, due in part to the downturn in the U.S. economy. As a result, the Japanese government has continued to intervene from time to time in the currency market in order to moderate the yen's volatility.

     Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2881.37 in 1989. The TOPIX continued to decline each year thereafter, with the exception of h99, until 2003, when it closed at 1043.69 at year-end, up approximately 25% from the end of 2002. On September 30, 2004 the TOPIX closed at 1105.85.

     Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

     Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Although problems remain, the condition of Japan's banking sector has improved. For further information regarding Japan, see the SAI of AllianceBernstein International Premier Growth Fund.

For more information about the Funds, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

     The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

     Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries of the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

          By Mail:  Alliance Global Investor Services
                    P.O. Box 786003 San
                    Antonio, TX
                    78278-6003

          By Phone: For Information: (800) 221-5672
                    For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
          Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                 SEC File No.
----                                                 ------------
AllianceBernstein International Premier Growth Fund  811-08527
AllianceBernstein Worldwide Privatization Fund       811-08426
AllianceBernstein New Europe Fund                    811-06028

-----------------------------------------------------------------

Privacy Notice

Alliance Capital Management L.P., the Alliance Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

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00250.0157 #517311v2